UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-10527

O’Connor Fund of Funds: Equity Opportunity LLC

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

                                     New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

                                    Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-5243

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: EQUITY OPPORTUNITY LLC

Financial Statements

(Unaudited)

Semi-Annual Report

Period from January 1, 2012 to June 30, 2012

O’CONNOR FUND OF FUNDS: EQUITY OPPORTUNITY LLC

Financial Statements

(Unaudited)

Semi-Annual Report

Period from January 1, 2012 to June 30, 2012

O’Connor Fund of Funds: Equity Opportunity LLC

Statement of Assets, Liabilities and Members’ Capital

(Unaudited)

June 30, 2012

ASSETS

Investments in Investment Funds, at fair value (cost $70,699,438)	$74,986,967
Cash	2,950,405
Receivable from Investment Funds	17,763,080
Advanced subscriptions in Investment Funds	2,000,000
Other assets	27,213

Total Assets	97,727,665

LIABILITIES
Withdrawals payable	11,804,433
Professional fees payable	167,867
Management Fee payable	99,867
Administration fee payable	17,834
Custody fee payable	8,633
Directors’ fees payable	6,500
Other liabilities	67,836
Total Liabilities	12,172,970
Members’ Capital	$85,554,695

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$81,267,166
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	4,287,529

Members’ Capital	$85,554,695

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Statement of Operations

(Unaudited)

Period from January 1, 2012 to June 30, 2012

EXPENSES

Management Fee	$607,514
Professional fees	160,961
Administration fee	53,334
Loan commitment fees	42,818
Directors’ fees	39,000
Custody fee	6,383
Loan interest	1,645
Printing, insurance and other expenses	52,270

Total Expenses	963,925

Net Investment Loss	(963,925)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	1,468,710
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,781,417

Net Realized and Unrealized Gain/(Loss) from Investments	3,250,127

Net Increase in Members’ Capital Derived from Operations	$2,286,202

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Statements of Changes in Members’ Capital

Year Ended December 31, 2011 and Period from January 1, 2012 to June 30, 2012 (Unaudited)

	Adviser	Members	Total
Members’ Capital at January 1, 2011	$98,029	$143,747,056	$143,845,085

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(513)	(2,420,996)	(2,421,509)
Net realized gain/(loss) from investments in Investment Funds	10,442	14,797,328	14,807,770
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(13,815)	(18,467,391)	(18,481,206)
Incentive Allocation	1,346	(1,346)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	(2,540)	(6,092,405)	(6,094,945)

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	5,271,045	5,271,045
Adviser and Members’ withdrawals	(25)	(47,948,234)	(47,948,259)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(25)	(42,677,189)	(42,677,214)

Members’ Capital at December 31, 2011	$95,464	$94,977,462	$95,072,926

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(353)	(963,572)	(963,925)
Net realized gain/(loss) from investments in Investment Funds	1,463	1,467,247	1,468,710
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,751	1,779,666	1,781,417
Incentive Allocation	284	(284)	–
Net Increase (Decrease) in Members’ Capital Derived from Operations	3,145	2,283,057	2,286,202

MEMBERS’ CAPITAL TRANSACTIONS
Members’ withdrawals	–	(11,804,433)	(11,804,433)
Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	–	(11,804,433)	(11,804,433)

Members’ Capital at June 30, 2012	$98,609	$85,456,086	$85,554,695

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Statement of Cash Flows

(Unaudited)

Period from January 1, 2012 to June 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in members’ capital derived from operations	$2,286,202
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(19,430,000)
Proceeds from disposition of investments in Investment Funds	20,816,469
Net realized (gain)/loss from investments in Investment Funds	(1,468,710)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(1,781,417)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	2,750,000
Receivable from Investment Funds	13,743,228
Other assets	(8,468)
Increase (decrease) in liabilities:
Administration fee payable	(13,727)
Custody fee payable	6,383
Directors’ fees payable	6,500
Management Fee payable	(25,515)
Professional fees payable	(28,302)
Other liabilities	7,139
Net cash provided by operating activities	16,859,782

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Adviser’s withdrawals, including change in withdrawals payable to Adviser	(25)
Payments on Members’ withdrawals, including change in withdrawals payable	(26,355,010)
Proceeds from loan	6,000,000
Principal payment on loan	(6,000,000)
Net cash used in financing activities	(26,355,035)

Net decrease in cash	(9,495,253)
Cash-beginning of period	12,445,658
Cash-end of period	$2,950,405

Supplemental disclosure of cash flow information:
Interest paid	$1,645

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Financial Highlights

June 30, 2012

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Incentive Allocation, if applicable, and the timing of capital transactions.

	Period from January 1, 2012 to June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010		2009	2008	2007
Ratio of net investment loss to average members’ capital [a,b]	(1.98	%) [c]	(1.77%)	(1.65%)		(1.56%)	(1.35%)	(1.41%)
Ratio of gross expenses to average members’ capital before Incentive Allocation [a,b]	1.98	% [c]	1.78%	1.66%		1.57%	1.50%	1.49%
Ratio of administration and custody fees waived to average members’ capital [a,b,d]	0.00%		(0.01%)	0.00	% [e]	0.00%	0.00%	0.00%
Ratio of net expenses to average members’ capital before Incentive Allocation [a,b]	1.98	% [c]	1.77%	1.66%		1.57%	1.50%	1.49%
Ratio of net expenses to average members’ capital after Incentive Allocation [a,b]	1.99	% [c]	1.77%	1.66	% [e]	1.58%	1.50%	2.10%
Portfolio turnover rate	22.81%		53.59%	9.40%		14.45%	19.52%	4.84%
Total return before Incentive Allocation [f]	2.40%		(5.16%)	6.69%		12.08%	(20.70%)	13.10%
Total return after Incentive Allocation [g]	2.40	% [e]	(5.17%)	6.68%		12.07%	(20.70%)	12.49%
Average debt ratio [a]	0.21	% [c]	0.38%	0.07%		0.00%	0.00%	0.37%
Members’ capital at end of period (including the Adviser)	$85,554,695		$95,072,926	$143,845,085		$180,475,147	$231,649,120	$457,219,959

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds.

c	Annualized.

d

The administration and custody fees waiver was effective November 1, 2010 through October 31, 2011. Therefore, the ratio of administration and custody fees waived was not applicable for the years ended December 31, 2007 through December 31, 2009, or for periods subsequent to December 31, 2011.

e	The effect of the administration and custody fees waiver ratio and Incentive Allocation ratio are less than 0.005%.

f

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Financial Highlights (continued)

June 30, 2012

g

Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements

(Unaudited)

June 30, 2012

1.	Organization

O’Connor Fund of Funds: Equity Opportunity LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 13, 2001 and commenced operations on December 1, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to maximize capital appreciation over the long-term. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns in the U.S. equity market. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund’s Board of Directors (the “Directors”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase interests twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

2.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 amends ASC Topic 210, Balance Sheet, which requires enhanced disclosures on both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013 and for interim periods within those fiscal years. The adoption of ASU 2011-11 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—fair value of investments in Investment Funds with the ability to redeem at net asset value as of the measurement date, or within one year of the measurement date

Level 3—fair value of investments in Investment Funds that do not have the ability to redeem at net asset value within one year of the measurement date

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of June 30, 2012. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of June 30, 2012. The Fund used the following category to classify its Investment Funds.

The Investment Funds in the equity hedged strategy generally use fundamental analysis to invest in publicly traded equities. Long and short positions seek to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. Investment Funds within this strategy are generally subject to 45 - 65 day redemption notice periods. Investment Funds representing approximately 2 percent of the fair value of the investments in this strategy are side pockets or liquidating trusts where the liquidation of assets is uncertain. The remaining approximately 98 percent of the Investment Funds are available to be redeemed with no restrictions, as of the measurement date.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s investments in Investment Funds are carried at fair value. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at June 30, 2012.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

3.	Significant Accounting Policies (continued)

d.	Income Taxes

The Fund has reclassified $963,925 and $1,468,710 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the six month period ended June 30, 2012. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of June 30, 2012 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six month period ended June 30, 2012, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

4.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account as described below. The Management Fee is paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account. A portion of the Management Fee will be paid by UBS A&Q to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Adviser or Administrator and the Special Advisory Account as described below.

The Adviser is entitled to receive, generally at the end of each fiscal year and upon a Member’s withdrawal, an incentive allocation (the “Incentive Allocation”) of 5% of the net profits (defined as net increase in Members Capital derived from Operations), if any, that would have been credited to the Member’s capital account for such period. A special advisory account (the “Special Advisory Account”) has been established by the Fund for crediting any Incentive Allocation due to the Adviser. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the six month period ended June 30, 2012 and year ended December 31, 2011 was $284 and $1,346, respectively, and has been recorded as an increase to the Special Advisory Account.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with nine other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

6.	Loan Payable

Effective December 16, 2011, the Fund, along with other UBS sponsored funds, entered into a $280,000,000 committed, secured revolving line of credit with State Street Bank and Trust Company, expiring on October 29, 2012. The Fund is limited to $24,000,000 (the “Borrower Sublimit Amount”) of the secured revolving line of credit with a maximum borrowing limit of 15% of the Fund’s Members’ Capital. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate and (b) 1.50% above the Federal Funds Rate, in each case as in effect from time to time. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the Borrower Sublimit Amount not utilized.

For the six month period ended June 30, 2012, the Fund’s average interest rate paid on borrowings was 1.65% per annum and the average borrowings outstanding was $100,000. The Fund did not have any borrowings outstanding at June 30, 2012. Interest expense for the six month period ended June 30, 2012 was $1,645 of which none was payable at June 30, 2012.

7.	Investments

As of June 30, 2012, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the six month period ended June 30, 2012 amounted to $19,430,000 and $20,816,469, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The tax basis of investments for 2012 will not be finalized by the Fund until after the fiscal year end.

O’Connor Fund of Funds: Equity Opportunity LLC

Notes to Financial Statements (continued)

(Unaudited)

June 30, 2012

7.	Investments (continued)

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and performance incentive fees or allocations ranging from 20.00% to 30.00% of net profits earned. One or more underlying fund investments have entered into a side pocket agreement. Detailed information about the Investment Funds’ portfolios is not available.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

As of June 30, 2012, the Fund had $11,804,433 of withdrawals payable. Subsequent to June 30, 2012, the Fund paid $11,224,686. The remaining amount payable of $579,747 is scheduled to be paid in accordance with the terms of the Fund’s June 30, 2012 tender offer.

O’Connor Fund of Funds: Equity Opportunity LLC

Schedule of Portfolio Investments

(Unaudited)

June 30, 2012

Investment Fund	Cost	Fair Value	% of Members’ Capital	Realized and Unrealized Gain/(Loss) from Investments	Initial Acquisition Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Equity Hedged

Anthion Partners, L.P. (c)	$4,657,305	$4,294,174	5.02	$27,584	3/1/2010	Quarterly
Anthion Partners, L.P. (d)	33,664	26,782	0.03	(6,883)	3/1/2010	N/A
Atlas Institutional Fund, L.L.C. (c)	5,417,769	5,245,239	6.13	19,803	5/1/2011	Quarterly
Bronson Point Partners L.P. (c)	5,000,000	4,853,087	5.67	(146,913)	3/1/2012	Quarterly
Cadian Fund, L.P. (c)	4,268,258	4,860,490	5.68	761,008	1/1/2011	Semi-Annually
CCI Technology Partners II, L.P. (c)	5,000,000	5,253,677	6.14	253,677	2/1/2012	Quarterly
Encompass Capital Fund, L.P. (c)	3,680,000	3,514,650	4.11	(165,350)	2/1/2012	Quarterly
JANA Partners Qualified, L.P. (d)	386,572	320,882	0.38	70,084	1/1/2006	N/A
JANA Piranha Fund, L.P. (e)	532,179	63,023	0.07	(84,445)	3/1/2006	N/A
JHL Capital Group Fund, L.L.C. (c)	6,000,000	5,719,991	6.69	294,381	2/1/2011	Quarterly
Newbrook Capital Partners L.P. (c)	4,750,000	5,032,004	5.88	282,004	1/1/2012	Quarterly
Pennant Windward Fund, L.P. (c)	6,931,760	7,840,292	9.17	885,833	1/1/2011	Quarterly
Pershing Square, L.P. (c)	5,549,132	5,613,052	6.56	125,799	1/1/2011	Annually
Soroban Fund, L.L.C. (c)	6,693,199	7,682,732	8.98	646,513	4/1/2011	Quarterly
Southpoint Qualified Fund, L.P. (c)	5,238,916	7,639,732	8.93	94,952	11/1/2006	Quarterly
Spindrift Partners, L.P. (d)	947,169	1,105,368	1.29	(116,152)	7/1/2005	N/A
Valinor Capital Partners, L.P. (d)	102,715	289,329	0.34	123,474	7/1/2007	N/A
Visium Balanced Fund, L.P. (c)	5,510,800	5,632,463	6.58	363,471	6/1/2011	Quarterly

Equity Hedged Subtotal	$70,699,438	$74,986,967	87.65%	$3,428,840
Redeemed Investment Funds	—	—	—	(178,713)

Total	$70,699,438	$74,986,967	87.65%	$3,250,127

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed with no restrictions, as of the measurement date.
(c)	Investment Funds categorized as Level 2 investments and have the ability to redeem within the next twelve months.
(d)	A portion or all of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.
(e)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

Complete information about the Investment Funds’ underlying investments is not readily available.

The following is a summary of the inputs used in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing the Fund’s investments are not necessarily an indication of the risk associated with investing in those investments. The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem at net asset value as of the June 30, 2012 measurement date, or within one year of the measurement date. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem at net asset value within one year of the June 30, 2012 measurement date. There were no transfers between Level 1 and Level 2 during the six month period ended June 30, 2012.

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Equity Opportunity LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

June 30, 2012

ASSETS TABLE

Description	Total Fair Value at June 30, 2012	Level 1	Level 2	Level 3
Equity Hedged	$74,986,967	$—	$73,181,583	$1,805,384

Total Assets	$74,986,967	$—	$73,181,583	$1,805,384

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2011	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3*	Transfers out of Level 3	Balance as of June 30, 2012
Equity Hedged	$2,084,474	$106,715	$(113,754)	$—	$(298,833)	$26,782	$–	$1,805,384
Total	$2,084,474	$106,715	$(113,754)	$—	$(298,833)	$26,782	$–	$1,805,384

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of June 30, 2012 is $(120,637) and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*	The transfer into Level 3 in the amount of $26,782 is due to a transfer between a side pocket and a liquid holding during the six month period ended June 30, 2012.

The preceding notes are an integral part of these financial statements.

O’CONNOR FUND OF FUNDS: EQUITY OPPORTUNITY LLC (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on May 17, 2012. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers, as well as the Adviser (“Comparable Funds”). The Directors recognized that certain of the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors observed that while the Fund’s year-to-date performance for the period ended February 29, 2012 lagged the median performance of the Comparable Funds, the Fund’s 2011 performance exceeded the median performance of the Comparable Funds and the Russell 2000 Index and HFRI Equity Hedge (Total) Index.

The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the management and incentive fees charged to other funds managed by the Adviser. The information presented to the Directors showed that although the Fund’s incentive fee was above the median incentive fee of the Comparable Funds, the Fund’s management fee was below the median management fee of the Comparable Funds. In comparing the advisory fees being charged to the Fund to the fees being charged to other funds managed by the Adviser, the Directors observed that the Fund’s management fee was lower than the lowest management fee charged to the comparable funds managed by the Adviser and the Fund’s incentive fee was equal to the median incentive fee charged to the comparable funds managed by the Adviser. In light of the foregoing, the Directors felt that the combination of advisory fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	O’Connor Fund of Funds: Equity Opportunity LLC

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	September 5, 2012

By (Signature and Title)*	/s/ Nicholas Vagra
Nicholas Vagra, Principal Accounting Officer

Date	September 5, 2012

*	Print the name and title of each signing officer under his or her signature.